EXHIBIT 32.1

CERTIFICATION BY CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-K of Eagle Financial Services, Inc. (the “Company”) for the period ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I John R. Milleson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Code Section 1350, as adopted pursuant to Code Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 30, 2004

/s/ JOHN R. MILLESON
John R. Milleson
President and Chief Executive Officer